Taxation - Summary of Reconciliation Between the Computed Expected Tax Expense (Benefit) Rate and the Effective Income Tax Rate (Detail)		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Statutory tax rate		25.00%	25.00%	25.00%
Research and development tax credit		(3.00%)	(3.00%)	(2.00%)
Effect of tax holiday	[1]	(10.00%)	(17.00%)	(7.00%)
Change in valuation allowance		1.00%	1.00%	1.00%
Non-deductible expenses		1.00%	1.00%	1.00%
Withholding tax		3.00%	2.00%	1.00%
Effective income tax rate		17.00%	9.00%	19.00%

[1]	As Hainan Shanghu obtained software enterprise status in the fourth quarter of 2021, the Group reversed a total of RMB220.2 million tax expenses in the fourth quarter of 2021 including RMB76.1 million related to 2020 and RMB144.1 million related to for the first three quarters of 2021. As Shanghai Shanghu obtained Key Software Enterprise Status in 2020, the Group reversed a total of RMB33.8 million tax expenses related to 2019 in 2020.